Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Disclosure Of Commitments And Contingencies [Abstract]
Commitments and Contingencies
25.	COMMITMENTS AND CONTINGENCIES

A summary of undiscounted liabilities and future operating commitments at December 31, 2018, are as follows:

	Total	Within 1 year	2 - 5 years	Greater than 5 years
Maturity analysis of financial liabilities
Trade payables and accrued liabilities	$36,484	$36,484	$-	$-
Equipment loan payable	4,535	1,342	3,193	-
Other financial liability	2,441	-	2,441	-
Interest payments on equipment financing	539	265	274	-
Interest payments on other financial liability	1,000	151	849	-
	44,999	38,242	6,757	-
Commitments
Future operating commitments (1) (2)	7,042	3,349	3,693	-
Provision for site reclamation and closure (3)	39,761	-	-	39,761
Other provisions (4)	1,412	1,412	-	-
	48,215	4,761	3,693	39,761
Total financial liabilities and commitments	$93,214	$43,003	$10,450	$39,761

(1)

The future operating commitments of the Company are mainly due to the cyanide contract with Cyanco Company LLC (“Cyanco”). A four-year contract with Cyanco was signed effective October 6, 2016, which includes a requirement of purchasing a minimum volume of 5,000,000 pounds per year. Operating commitments also include leases for the office premises.

(2)

Contractual commitments are defined as agreements that are enforceable and legally binding. Certain contractual commitments may contain cancellation clauses; the Company discloses the contractual operating commitments based on management's intent to fulfil the contracts.

(3)

Provision for site reclamation and closure represents the undiscounted amount of the estimated cash flows required to settle the retirement obligations of the San Francisco Mine and of the Florida Canyon Mine. The undiscounted amounts are $5,840 and $33,921, respectively.

(4)

Other provisions represent the undiscounted amount of the demobilization costs related to the Peal de Mexico, S.A. DE C.V. (“Peal”) contract, whereby the Company is responsible for demobilization costs payable one month prior to the end of the mining contract. This obligation has been recorded at an annualized discount rate of 2.3%, reflecting the implied interest rate, and calculated according to the formula stipulated in the contract. At December 31, 2018, this obligation was determined to be $1,412.

Various tax and legal matters are outstanding from time to time. In the event that management’s estimate of the future resolution of these matters changes, the Company will recognize the effects of these changes in the consolidated financial statements in the period such changes occur.

Peal Arbitration

In February 2019, Peal de Mexico, S.A. DE C.V. gave notice of the termination of the mining services contract (“Peal Contract”) between Peal and Molimentales. Peal also entered in the arbitration process seeking to recover demobilization expenses and a termination penalty under the Peal Contract. The Company has properly accrued all expenses, including demobilization costs, based on the actual costs incurred. The Company has not accrued a termination penalty of $20,000 as it does not believe there is basis for the claim in the Peal Contract. The Company intends to vigorously defend its position in the arbitration and no additional liability has been recognized in the consolidated financial statements.